                                                                    Exhibit 4.2

                              SIEBEL SYSTEMS, INC.


INCORPORATED UNDER THE LAWS OF            SEE REVERSE FOR STATEMENTS RELATING
    THE STATE OF DELAWARE                        TO RIGHTS, PREFERENCES,
                                          PRIVILEGES AND INSTRUCTIONS, IF ANY



This Certifies that                                     CUSIP 826170 10 2






is the owner of


             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                        PAR VALUE $0.001 PER SHARE, OF


                              SIEBEL SYSTEMS, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated




        SECRETARY                PRESIDENT AND CHIEF EXECUTIVE OFFICER



COUNTERSIGNED AND REGISTERED:
        CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                TRANSFER AGENT AND REGISTRAR

BY:

            AUTHORIZED SIGNATURE




___________________________________________________
AMERICAN BANK NOTE COMPANY           JUNE 13, 1996
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807                   044584bk
(310) 989-2333
(FAX) (310) 426-7450                     NEW
___________________________________________________
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                              SIEBEL SYSTEMS, INC.


    A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

    The following abbreviations, when used in the inscription on the face of the certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


    TEN COM - as tenants in common
    TEN ENT - as tenants by the entireties
    JT TEN - as joint tenants with right of survivorship and not as tenants in common


    UNIF GIFT MIN ACT--_______Custodian_________
                      (Cust)           (Minor)
    under Uniform Gifts to Minors
    Act__________________________
                (State)
    UNIF TRF MIN ACT--_______Custodian (until age____)
                      (Cust)
    _____________under Uniform Transfers to
     (Minor)
    Minors Act___________________
                   (State)

    ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.

    FOR VALUE RECEIVED,________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

_______________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated____________________________


                                     X_________________________________________

                                     X_________________________________________
                                      THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                           NOTICE: CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN
                                      EVERY PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR, INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT LENDERS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.


___________________________________________________
AMERICAN BANK NOTE COMPANY           JUNE 13, 1996
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807                   044584bk
(310) 989-2333
(FAX) (310) 426-7450                     NEW
___________________________________________________